                                                                   EXHIBIT 20.14


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                                        May 31, 1999
                                                   -----------------------------
           Determination Date:                                     June 7, 1999
                                                   -----------------------------
           Distribution Date:                                     June 15, 1999
                                                   -----------------------------
           Monthly Period Ending:                                  May 31, 1999
                                                   -----------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.     Collection Account Summary

           Available Funds:
                          Payments Received                                                   $13,368,092.44
                          Liquidation Proceeds (excluding Purchase Amounts)                    $1,730,578.98
                          Current Monthly Advances                                               $169,377.93
                          Amount of withdrawal, if any, from the Spread Account                  $310,187.03
                          Monthly Advance Recoveries                                             (201,096.77)
                          Purchase Amounts-Warranty and Administrative Receivables                     $0.00
                          Purchase Amounts - Liquidated Receivables                                    $0.00
                          Income from investment of funds in Trust Accounts                       $68,348.38
                                                                                             ----------------
           Total Available Funds                                                                                     $15,445,487.99
                                                                                                                    ================

           Amounts Payable on Distribution Date:
                          Reimbursement of Monthly Advances                                            $0.00
                          Backup Servicer Fee                                                          $0.00
                          Basic Servicing Fee                                                    $282,189.93
                          Trustee and other fees                                                       $0.00
                          Class A-1 Interest Distributable Amount                                      $0.00
                          Class A-2 Interest Distributable Amount                                      $0.00
                          Class A-3 Interest Distributable Amount                                $278,667.08
                          Class A-4 Interest Distributable Amount                                $912,759.38
                          Class A-5 Interest Distributable Amount                                $471,296.67
                          Noteholders' Principal Distributable Amount                         $11,804,016.60
                          Certificate Holders Interest Distributable Amount                      $209,906.38
                          Certificate Holders Principal Distributable Amount                   $1,486,651.96
                          Amounts owing and not paid to Security Insurer under
                                            Insurance Agreement                                        $0.00
                          Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                          Spread Account Deposit                                                       $0.00
                                                                                             ----------------
           Total Amounts Payable on Distribution Date                                                                $15,445,487.99
                                                                                                                    ================


                               Page 1 (1997-A)



   II.     Available Funds

           Collected Funds (see V)
                                          Payments Received                                   $13,368,092.44
                                          Liquidation Proceeds (excluding                      $1,730,578.98         $15,098,671.42
                                             Purchase Amounts)                               ----------------

           Purchase Amounts                                                                                                   $0.00

           Monthly Advances
                                          Monthly Advances - current Monthly Period (net)        ($31,718.84)
                                          Monthly Advances - Outstanding Monthly
                                          Advances not otherwise reimbursed to the
                                          Servicer                                                     $0.00            ($31,718.84)
                                                                                             ----------------
           Income from investment of funds in Trust Accounts                                                             $68,348.38
                                                                                                                    ----------------

           Available Funds                                                                                           $15,135,300.96
                                                                                                                    ================

   III.    Amounts Payable on Distribution Date

           (i)(a)       Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by OFL or the Servicer)                                                           $0.00

           (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution Date)                                            $0.00

           (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                       $0.00

           (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the
                              Servicer):
                                          Owner Trustee                                                $0.00
                                          Administrator                                                $0.00
                                          Indenture Trustee                                            $0.00
                                          Indenture Collateral Agent                                   $0.00
                                          Lockbox Bank                                                 $0.00
                                          Custodian                                                    $0.00
                                          Backup Servicer                                              $0.00
                                          Collateral Agent                                             $0.00                  $0.00
                                                                                             ----------------

           (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                            $282,189.93

           (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                          $0.00

           (iii)(c)     Servicer reimbursements for mistaken deposits or postings of checks
                        returned for insufficient funds (not otherwise reimbursed to Servicer)                                $0.00

           (iv)         Class A-1 Interest Distributable Amount                                                               $0.00
                        Class A-2 Interest Distributable Amount                                                               $0.00
                        Class A-3 Interest Distributable Amount                                                         $278,667.08
                        Class A-4 Interest Distributable Amount                                                         $912,759.38
                        Class A-5 Interest Distributable Amount                                                         $471,296.67

           (v)          Noteholders' Principal Distributable Amount
                                          Payable to Class A-1 Noteholders                                                    $0.00
                                          Payable to Class A-2 Noteholders                                           $11,804,016.60
                                          Payable to Class A-3 Noteholders                                                    $0.00
                                          Payable to Class A-4 Noteholders                                                    $0.00
                                          Payable to Class A-5 Noteholders                                                    $0.00

           (vi)         Certificate Holders Interest Distributable Amount                                               $209,906.38

           (vii)        Unpaid principal balance of the Class A-1 Notes after
                        deposit to the Note Distribution Account of any funds
                        in the Class A-1 Holdback Subaccount (applies only on
                        the Class A-1 Final Scheduled Distribution Date)                                                      $0.00

           (viii)       Certificate Principal Distributable Amount                                                    $1,486,651.96

           (ix)         Amounts owing and not paid to Security Insurer under Insurance Agreement                              $0.00
                                                                                                                    ----------------

                        Total amounts payable on Distribution Date                                                   $15,445,487.99
                                                                                                                    ================

                               Page 2 (1997-A)



   IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
           and Class A-1 Maturity Shortfall

           Spread Account deposit:

                        Amount of excess, if any, of Available Funds over total amounts
                        payable (or amount of such excess up to the Spread Account Maximum Amount)                            $0.00

           Reserve Account Withdrawal on any Determination Date:

                        Amount of excess, if any, of total amounts payable over Available Funds
                        (excluding amounts payable under item (vii) of Section III)                                           $0.00

                        Amount available for withdrawal from the Reserve Account (excluding the
                        Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                        (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                        of transfers of Subsequent Receivables)                                                               $0.00

                        (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                        Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                        Amount of withdrawal, if any, from the Reserve Account                                                $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                        Amount by which (a) the remaining principal balance of the Class A-1 Notes
                        exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III             $0.00

                        Amount available in the Class A-1 Holdback Subaccount                                                 $0.00

                        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                        of Section III) shall be withdrawn by the Indenture Trustee from the
                        Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                        Account for payment to the Class A-1 Noteholders)

                        Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                  $0.00

           Deficiency Claim Amount:

                        Amount of excess, if any, of total amounts payable over funds available for withdrawal
                        from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                           $0.00

                        (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                        Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                        Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                        and the Class A-5 Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account        $0.00

           Class A-1 Maturity Shortfall:

                        Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                        the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                        pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                      $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
           Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
           Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
           Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                               Page 3 (1997-A)



    V.     Collected Funds

           Payments Received:
                            Supplemental Servicing Fees                                              $0.00
                            Amount allocable to interest                                      3,868,070.79
                            Amount allocable to principal                                     9,500,021.65
                            Amount allocable to Insurance Add-On Amounts                             $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit
                               in the Collection Account)                                            $0.00
                                                                                            ---------------
           Total Payments Received                                                                                   $13,368,092.44

           Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated Receivables      1,739,159.30

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such Liquidated
                               Receivables and the repossession and disposition
                               of the related Financed Vehicles and (ii) amounts
                               required to be refunded to Obligors on such Liquidated
                               Receivables                                                       (8,580.32)
                                                                                            ---------------

           Net Liquidation Proceeds                                                                                   $1,730,578.98

           Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                              $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Insurance Add-On Amounts                             $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)           $0.00                    $0.00
                                                                                            ---------------          ---------------

           Total Collected Funds                                                                                     $15,098,671.42
                                                                                                                     ===============

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                            $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)           $0.00

           Purchase Amounts - Administrative Receivables                                                                      $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)           $0.00
                                                                                            ---------------

           Total Purchase Amounts                                                                                             $0.00
                                                                                                                     ===============

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                 $407,139.11

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                             Payments received from Obligors                                  ($201,096.77)
                             Liquidation Proceeds                                                    $0.00
                             Purchase Amounts - Warranty Receivables                                 $0.00
                             Purchase Amounts - Administrative Receivables                           $0.00
                                                                                            ---------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                  ($201,096.77)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                 ($201,096.77)

           Remaining Outstanding Monthly Advances                                                                       $206,042.34

           Monthly Advances - current Monthly Period                                                                    $169,377.93
                                                                                                                     ---------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                   $375,420.27
                                                                                                                     ===============

                               Page 4 (1997-A)



  VIII.  Calculation of Interest and Principal Payments

         A.  Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                               $9,500,021.65
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                           $3,790,646.91
               Purchase Amounts - Warranty Receivables allocable to principal                                                 $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                           $0.00
               Amounts withdrawn from the Pre-Funding Account                                                                 $0.00
               Cram Down Losses                                                                                               $0.00
                                                                                                                    ----------------

               Principal Distribution Amount                                                                         $13,290,668.56
                                                                                                                    ================

        B.  Calculation of Class A-1 Interest Distributable Amount

                Class A-1 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-1 Noteholders on such Distribution Date)                     $0.00

                Multiplied by the Class A-1 Interest Rate                                               5.500%

                Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 25/360                                                       0.08611111                 $0.00
                                                                                             -----------------

                Plus any unpaid Class A-1 Interest Carryover Shortfall                                                        $0.00
                                                                                                                    ----------------

                Class A-1 Interest Distributable Amount                                                                       $0.00
                                                                                                                    ================

        C.  Calculation of Class A-2 Interest Distributable Amount

                Class A-2 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-2 Noteholders on such Distribution Date)                     $0.00

                Multiplied by the Class A-2 Interest Rate                                               6.125%

                Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333                 $0.00
                                                                                             -----------------

                Plus any unpaid Class A-2 Interest Carryover Shortfall                                                        $0.00
                                                                                                                    ----------------

                Class A-2 Interest Distributable Amount                                                                       $0.00
                                                                                                                    ================

        D.  Calculation of Class A-3 Interest Distributable Amount

                Class A-3 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-3 Noteholders on such Distribution Date)            $52,250,076.82

                Multiplied by the Class A-3 Interest Rate                                               6.400%

                Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333           $278,667.08
                                                                                             -----------------

                Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                                    ----------------

                Class A-3 Interest Distributable Amount                                                                 $278,667.08
                                                                                                                    ================

        E.  Calculation of Class A-4 Interest Distributable Amount

                Class A-4 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-4 Noteholders on such Distribution Date)           $165,330,000.00

                Multiplied by the Class A-4 Interest Rate                                               6.625%

                Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333           $912,759.38
                                                                                             -----------------

                Plus any unpaid Class A-4 Interest Carryover Shortfall                                                        $0.00
                                                                                                                    ----------------

                Class A-4 Interest Distributable Amount                                                                 $912,759.38
                                                                                                                    ================


                               Page 5 (1997-A)


F.  Calculation of Class A-5 Interest Distributable Amount

        Class A-5 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-5 Noteholders on such Distribution Date)           $83,170,000.00

        Multiplied by the Class A-5 Interest Rate                                              6.800%

        Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360       0.08333333                   $471,296.67
                                                                                     ----------------

        Plus any unpaid Class A-5 Interest Carryover Shortfall                                                               $0.00
                                                                                                                   ----------------

        Class A-5 Interest Distributable Amount                                                                        $471,296.67
                                                                                                                   ================


H.  Calculation of Noteholders' Interest Distributable Amount

        Class A-1 Interest Distributable Amount                                                $0.00
        Class A-2 Interest Distributable Amount                                                $0.00
        Class A-3 Interest Distributable Amount                                          $278,667.08
        Class A-4 Interest Distributable Amount                                          $912,759.38
        Class A-5 Interest Distributable Amount                                          $471,296.67

        Noteholders' Interest Distributable Amount                                                                   $1,662,723.12
                                                                                                                   ================

I.  Calculation of Noteholders' Principal Distributable Amount:

        Noteholders' Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                 $13,290,668.56

        Multiplied by Noteholders' Percentage ((i) for each Distribution
           Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero,
           100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
           Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance
           (plus any funds remaining on deposit in the Pre-Funding Account)
           as of the Accounting Date for the preceding Distribution Date)                      88.81%               $11,804,016.60
                                                                                     ----------------


        Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                                   ----------------

        Noteholders' Principal Distributable Amount                                                                 $11,804,016.60
                                                                                                                   =================

J.  Application of Noteholders' Principal Distribution Amount:

        Amount of Noteholders' Principal Distributable Amount payable to
        Class A-1 Notes (equal to entire Noteholders' Principal
        Distributable Amount until the principal balance of the Class
        A-1 Notes is reduced to zero)

                                                                                                                             $0.00
                                                                                                                   ================

        Amount of Noteholders' Principal Distributable Amount payable to
        Class A-2 Notes (no portion of the Noteholders' Principal
        Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
        Distributable Amount)                                                                                       $11,804,016.60
                                                                                                                   ================



                               Page 6 (1997-A)


K.  Calculation of Certificate Holders Interest Distributable Amount

        Certificate Holders Monthly Interest Distributable Amount:

        Certificate Balance (as of the close of business
           on the preceding Distribution Date)                                           $37,877,843.44

        Multiplied by the Certificate Pass-Through Rate                                           6.650%

        Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333                 $209,906.38
                                                                                        ----------------

        Plus any unpaid Certificate Interest Carryover Shortfall                                                              $0.00
                                                                                                                     ---------------

        Certificate Holders Interest Distributable Amount                                                               $209,906.38
                                                                                                                     ===============

L.  Calculation of Certificate Principal Distributable Amount:

        Certificate Holders Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                    $13,290,668.56

        Multiplied by Certificateholders' Percentage ((i) for each
           Distribution Date before the principal balance of the Class A-1
           Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
           Principal Distribution Amount, 100% minus the Noteholders'
           Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date
           thereafter, 100% minus Noteholders' Percentage)                                        11.19%              $1,486,651.96
                                                                                        ----------------

        Unpaid Certificate Holders Principal Carryover Shortfall                                                              $0.00
                                                                                                                     ---------------

        Certificate Holders Principal Distributable Amount                                                            $1,486,651.96
                                                                                                                     ===============

   IX.  Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.00
                                                                                                                      --------------
                                                                                                                              $0.00
                                                                                                                      ==============
        Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
           Subsequent Transfer Date (an amount equal to (a) $0 (the
           aggregate Principal Balance of Subsequent Receivables
           transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables over (ii)
           $0))                                                                                                               $0.00

        Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
           Pre-Funding Account has been reduced to $100,000 or less as of
           the Distribution Date (see B below)                                                                                $0.00
                                                                                                                      --------------

         Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                            Pre-Funded Amount                                                     $0.00
                                                                                        ----------------
                                                                                                                              $0.00
                                                                                                                      ==============


                               Page 7 (1997-A)



   IX.     Pre-Funding Account (cont.)

           B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the
               Distribution Date on or immediately preceding the end of the
               Funding Period (May 1997 Distribution Date) or the Pre-Funded
               Amount being reduced to $100,000 or less on any Distribution
               Date                                                                                                           $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

           Certificate Prepayment Amount (equal to the Certificateholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                       $0.00
           Class A-2 Prepayment Premium                                                                                       $0.00
           Class A-3 Prepayment Premium                                                                                       $0.00
           Class A-4 Prepayment Premium                                                                                       $0.00
           Class A-5 Prepayment Premium                                                                                       $0.00

           Certificate Prepayment Premium                                                                                     $0.00



                               Page 8 (1997-A)


    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class
               A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
               Class A-5 Notes, and Certificates:

                        Product of (x) 6.34% (weighted average interest of Class
                        A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                        Interest Rate, Class A-4 Interest Rate, Class A-5
                        Interest Rate and Certificate Interest Rate (based on
                        the outstanding Class A-1, Class A-2 Class A-3, Class
                        A-4, and Class A-5 principal balance and the Certificate
                        Balance), divided by 360, (y) $0.00 (the Pre-Funded
                        Amount on such Distribution Date) and (z) 0 (the number
                        of days until the May 1997 Distribution Date))                                                        $0.00

                        Less the product of (x) 2.5% divided by 360, (y) $0.00
                        (the Pre-Funded Amount on such Distribution Date) and
                        (z) 0 (the number of days until the April 1997
                        Distribution Date)                                                                                   ($0.00)
                                                                                                                       -------------


           Requisite Reserve Amount                                                                                          ($0.00)
                                                                                                                       =============

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                                    $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of
              transfers of Subsequent Receivables)                                                                      $310,187.03

           Less: withdrawals from the Reserve Account (other than the Class
              A-1 Holdback Subaccount) to cover the excess, if any, of total
              amount payable over Available Funds (see IV above)                                                       ($310,187.03)
                                                                                                                       -------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                                      $0.00
                                                                                                                       =============

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                    $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                 $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                               $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee to the General
              Partners)                                                                                                       $0.00
                                                                                                                       -------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                                       =============

                                 Page 9 (1997-A)




   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the
              Monthly Period                                                    $338,627,920.26
           Multiplied by Basic Servicing Fee Rate                                          1.00%
           Multiplied by Months per year                                               0.083333%
                                                                                ----------------

           Basic Servicing Fee                                                                        $282,189.93

           Less: Backup Servicer Fees (annual rate of 1 bp)                                                 $0.00

           Supplemental Servicing Fees                                                                      $0.00
                                                                                                     -------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $282,189.93
                                                                                                                    ================

  XIII.    Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of Monthly Period
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                       $52,250,076.82
                               Class A-4 Notes                                                                      $165,330,000.00
                               Class A-5 Notes                                                                       $83,170,000.00

           b. Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                       $11,804,016.60
                               Class A-4 Notes                                                                                $0.00
                               Class A-5 Notes                                                                                $0.00

           c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                       $40,446,060.22
                               Class A-4 Notes                                                                      $165,330,000.00
                               Class A-5 Notes                                                                       $83,170,000.00

           d. Interest distributed to Noteholders
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                          $278,667.08
                               Class A-4 Notes                                                                          $912,759.38
                               Class A-5 Notes                                                                          $471,296.67

           e. Remaining Certificate Balance                                                                          $36,391,191.48

           f. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                                   $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                                   $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                                   $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                                   $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                                   $0.00
              7.  Certificate Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                                   $0.00
              8.  Certificate Principal Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                                   $0.00




                                Page 10 (1997-A)


   XIV.    Information for Preparation of Statements to Noteholders (continued)
           g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.  Reserve Account                                                             $310,187.03
                2.  Spread Account Class A-1 Holdback Subaccount                                      $0.00
                3.  Claim on the Note Policy                                                          $0.00

           h.   Remaining Pre-Funded Amount                                                                                   $0.00

           i.   Remaining Reserve Amount                                                                                      $0.00

           j.   Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

           k.   Prepayment amounts
                                   Class A-1 Prepayment Amount                                                                $0.00
                                   Class A-2 Prepayment Amount                                                                $0.00
                                   Class A-3 Prepayment Amount                                                                $0.00
                                   Class A-4 Prepayment Amount                                                                $0.00
                                   Class A-5 Prepayment Amount                                                                $0.00

           l.   Prepayment Premiums
                                   Class A-1 Prepayment Premium                                                               $0.00
                                   Class A-2 Prepayment Premium                                                               $0.00
                                   Class A-3 Prepayment Premium                                                               $0.00
                                   Class A-4 Prepayment Premium                                                               $0.00
                                   Class A-5 Prepayment Premium                                                               $0.00

           m.   Total of Basic Servicing Fee, Supplemental Servicing
                   Fees and other fees, if any, paid by the Trustee
                   on behalf of the Trust                                                                               $282,189.93

           n.   Note Pool Factors (after giving effect to distributions
                   on the Distribution Date)
                                   Class A-1 Notes                                                                       0.00000000
                                   Class A-2 Notes                                                                       0.00000000
                                   Class A-3 Notes                                                                       0.31312271
                                   Class A-4 Notes                                                                       1.00000000
                                   Class A-5 Notes                                                                       1.00000000

   XV.     Information for Preparation of Statements to Certificateholders
           a.   Aggregate Certificate Balance as of first day of Monthly Period                                      $37,877,843.44

           b.   Amount distributed to Certificateholders allocable to principal                                       $1,486,651.96

           c.   Aggregate  Certificate Balance (after giving effect to
                   distributions on the Distribution Date)                                                           $36,391,191.48

           d.   Interest distributed to  Certificateholders                                                             $209,906.38

           e.   Remaining  Certificate Balance                                                                       $36,391,191.48

           f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                   Class A-1 Notes                                                                            $0.00
                                   Class A-2 Notes                                                                            $0.00
                                   Class A-3 Notes                                                                   $40,446,060.22
                                   Class A-4 Notes                                                                  $165,330,000.00
                                   Class A-5 Notes                                                                   $83,170,000.00

           g.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change
                    in amount from preceding statement)                                                                       $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any, (and change
                    in amount from preceding statement)                                                                       $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any, (and change
                    in amount from preceding statement)                                                                       $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any, (and change
                    in amount from preceding statement)                                                                       $0.00
                5.  Class A-5 Interest Carryover Shortfall, if any, (and change
                    in amount from preceding statement)                                                                       $0.00
                7.  Certificate Interest Carryover Shortfall, if any, (and
                    change in amount from preceding statement)                                                                $0.00
                8.  Certificate Principal Carryover Shortfall, if any, (and
                    change in amount from preceding statement)                                                                $0.00

           h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.  Reserve Account                                                            $310,187.03
                2.  Spread Account                                                                   $0.00
                3.  Claim on the Certificate Policy                                                  $0.00

           i.   Remaining Pre-Funded Amount                                                                                   $0.00

           j.   Remaining Reserve Amount                                                                                      $0.00

           k.   Certificate Prepayment Amount                                                                                 $0.00

           l.   Certificate Prepayment Premium                                                                                $0.00

           m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and
                    other fees, if any, paid by the Trustee on behalf of the Trust                                      $282,189.93

           n.   Certificate Pool Factor (after giving effect to distributions on
                    the Distribution Date)                                                                               0.46956376


                                     Page 11 (1997-A)


   XVI.    Pool Balance and Aggregate Principal Balance

                        Original Pool Balance at beginning of Monthly Period                                        $774,999,994.84
                        Subsequent Receivables                                                                                $0.00
                                                                                                                   -----------------
                        Original Pool Balance at end of Monthly Period                                              $774,999,994.84
                                                                                                                   =================

                        Aggregate Principal Balance as of preceding Accounting Date                                  338,627,920.26
                        Aggregate Principal Balance as of current Accounting Date                                   $325,337,251.70






           Monthly Period Liquidated Receivables                                Monthly Period Administrative Receivables

                     Loan #               Amount                                           Loan #                           Amount
                     ------               ------                                           ------                           ------

       see attached listing           3,790,646.91                                 see attached listing                           -
                                             $0.00                                                                            $0.00
                                             $0.00                                                                            $0.00
                                             $0.00                                                                            $0.00
                                    ---------------                                                                          -------
                                     $3,790,646.91                                                                            $0.00
                                    ===============                                                                          =======



  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                               19,393,505.16

           Aggregate Principal Balance as of the Accounting Date                    $325,337,251.70
                                                                                   -----------------

           Delinquency Ratio                                                                                            5.96104659%
                                                                                                                       =============


           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                               ARCADIA  FINANCIAL  LTD.

                               By:
                                  ----------------------------------------------

                               Name:  Scott R. Fjellman
                                      ------------------------------------------
                               Title: Vice President / Securitization
                                      ------------------------------------------



                                Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING MAY 31, 1999


   I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                    $776,000,000.00

                        AGE OF POOL (IN MONTHS)                                            27

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                        $19,393,505.16

           Aggregate Principal Balance as of the Accounting Date                              $325,337,251.70
                                                                                             -----------------

           Delinquency Ratio                                                                                             5.96104659%
                                                                                                                    ================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                          5.96104659%

           Delinquency ratio - preceding Determination Date                                        5.45945058%

           Delinquency ratio - second preceding Determination Date                                 5.63018337%
                                                                                             -----------------


           Average Delinquency Ratio                                                                                     5.68356018%
                                                                                                                    ================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                        $97,818,352.72

           Add:         Sum of Principal Balances (as of the Accounting Date)
                           of Receivables that became Liquidated Receivables
                           during the Monthly Period or that became Purchased
                           Receivables during Monthly Period (if delinquent more
                           than 30 days with respect to any portion of a Scheduled
                           Payment at time of purchase)                                                               $3,790,646.91
                                                                                                                    ----------------
           Cumulative balance of defaults as of the current Accounting Date                                         $101,608,999.63

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                               4,623,506.68

                                          Percentage of 90+ day delinquencies
                                             applied to defaults                                        100.00%       $4,623,506.68
                                                                                             ------------------     ----------------

           Cumulative balance of defaults and 90+ day delinquencies as of
              the current Accounting Date                                                                           $106,232,506.31
                                                                                                                    ================




    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                    13.7074202%

           Cumulative Default Rate - preceding Determination Date                                  13.3308285%

           Cumulative Default Rate - second preceding Determination Date                           12.9108858%



                                 Page 1 (1997-A)



   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $46,219,735.71

           Add: Aggregate of Principal Balances as of the Accounting Date
                   (plus accrued and unpaid interest thereon to the end of the
                   Monthly Period) of all Receivables that became Liquidated
                   Receivables or that became Purchased Receivables
                   and that were delinquent more than 30 days with
                   respect to any portion of a Scheduled Payment as of the
                   Accounting Date                                                   $3,790,646.91
                                                                                  ------------------

                Liquidation Proceeds received by the Trust                           ($1,730,578.98)                  $2,060,067.93
                                                                                  -------------------               ----------------

           Cumulative net losses as of the current Accounting Date                                                   $48,279,803.64

                   Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                        $4,623,506.68

                                      Percentage of 90+ day delinquencies
                                         applied to losses                                    40.00%                  $1,849,402.67
                                                                                  -------------------                ---------------

           Cumulative net losses and 90+ day delinquencies as of the current
              Accounting Date                                                                                        $50,129,206.31
                                                                                                                     ===============




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                          6.4682847%

           Cumulative Net Loss Rate - preceding Determination Date                                                        6.2474791%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 6.0234786%



  VIII.    Classic/Premier Loan Detail

                                                                Classic                  Premier                        Total
                                                                -------                  -------                        -----

           Aggregate Loan Balance, Beginning                $174,575,058.37         $164,052,861.89                 $338,627,920.26
             Subsequent deliveries of Receivables                      0.00                    0.00                            0.00
             Prepayments                                      (1,730,798.80)          (1,992,154.60)                  (3,722,953.40)
             Normal loan payments                             (2,706,987.36)          (3,070,080.89)                  (5,777,068.25)
             Defaulted Receivables                            (2,062,590.22)          (1,728,056.69)                  (3,790,646.91)
             Administrative and Warranty Receivables                   0.00                    0.00                            0.00
                                                           -----------------       -----------------               -----------------
           Aggregate Loan Balance, Ending                   $168,074,681.99         $157,262,569.71                 $325,337,251.70
                                                           =================       =================               =================

           Delinquencies                                      12,883,570.57            6,509,934.59                  $19,393,505.16
           Recoveries                                           $900,447.95             $830,131.03                   $1,730,578.98
           Net Losses                                          1,162,142.27              897,925.66                   $2,060,067.93



  VIII.    Other Information Provided to FSA

           A. Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date                 $325,337,251.70
              Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                     0.0158%
                                                                                   -----------------
                                Amount due for current period                                                            $51,511.73
                                                                                                                     ===============


           B. Dollar amount of loans that prepaid during the Monthly Period                                           $3,722,953.40
                                                                                                                     ===============

              Percentage of loans that prepaid during the Monthly Period                                                 1.14433665%
                                                                                                                     ===============


                                 Page 2 (1997-A)



    IV.    Spread Account Information                                                     $                              %

           Beginning Balance                                                       $15,703,954.42                   4.82697703%

           Deposit to the Spread Account                                                    $0.00                   0.00000000%
           Spread Account Additional Deposit                                        $1,000,000.00                   0.30737335%
           Withdrawal from the Spread Account                                        ($310,187.03)                 -0.09534323%
           Disbursements of Excess                                                   ($686,420.69)                 -0.21098742%
           Interest earnings on Spread Account                                         $66,260.92                   0.02036684%
                                                                                ------------------              ---------------

           Sub-Total                                                               $15,773,607.62                   4.84838657%
           Spread Account Recourse Reduction Amount                                 $7,000,000.00                   2.15161343%
                                                                                ------------------              ---------------

           Ending Balance                                                          $22,773,607.62                   7.00000000%
                                                                                ==================              ===============


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association    $22,773,607.62                   7.00000000%
                                                                                ==================              ===============




    X.     Trigger Events

           Cumulative Loss and Default Triggers as of March 3, 1997
                                     Loss                       Default               Loss Event                     Default Event
      Month                      Performance                 Performance              of Default                       of Default
      ------------------------------------------------------------------------------------------------------------------------------
               3                     0.85%                       2.04%                 1.06%                             2.56%
               6                     1.70%                       4.08%                 2.12%                             5.10%
               9                     2.46%                       5.91%                 3.07%                             7.39%
              12                     3.14%                       7.55%                 3.92%                             9.44%
              15                     4.04%                       9.72%                 5.05%                            12.16%
              18                     4.86%                      11.70%                 6.07%                            14.63%
              21                     5.58%                      13.42%                 6.97%                            16.78%
              24                     6.20%                      14.92%                 7.75%                            18.66%
              27                     6.52%                      15.70%                 8.15%                            19.63%
              30                     6.79%                      16.33%                 8.48%                            20.43%
              33                     7.02%                      16.89%                 8.77%                            21.11%
              36                     7.21%                      17.36%                 9.02%                            21.71%
              39                     7.31%                      17.59%                 9.13%                            21.99%
              42                     7.38%                      17.77%                 9.23%                            22.21%
              45                     7.44%                      17.92%                 9.30%                            22.40%
              48                     7.50%                      18.04%                 9.37%                            22.56%
              51                     7.54%                      18.14%                 9.42%                            22.69%
              54                     7.57%                      18.23%                 9.46%                            22.79%
              57                     7.60%                      18.29%                 9.50%                            22.87%
              60                     7.62%                      18.34%                 9.52%                            22.93%
              63                     7.63%                      18.37%                 9.54%                            22.97%
              66                     7.64%                      18.39%                 9.55%                            23.00%
              69                     7.65%                      18.40%                 9.56%                            23.01%
              72                     7.65%                      18.41%                 9.56%                            23.02%
      ------------------------------------------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 7.33%                 Yes________                    No____X____

           Cumulative Default Rate (see above table)                                Yes________                    No____X____

           Cumulative Net Loss Rate (see above table)                               Yes________                    No____X____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                      Yes________                    No____X____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                         Yes________                    No____X____

           To the knowledge of the Servicer, a Capture Event has occurred and be
              continuing                                                            Yes________                    No____X____

           To the knowledge of the Servicer, a prior Capture Event has been
              cured by a permanent waiver                                           Yes________                    No____X____




           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA  FINANCIAL  LTD.

                                   By:
                                      ------------------------------------------
                                   Name:  Scott R. Fjellman
                                        ----------------------------------------
                                   Title: Vice President / Securitization
                                        ----------------------------------------

                                 Page 3 (1997-A)